UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2016

EnergyTek Corp.
(Exact name of registrant as specified in its charter)

Nevada	814-00175	86-0490034
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7960 E. Camelback, #511 Scottsdale, AZ	85251
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (480) 663-8118

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 13, 2016, EnergyTek Corp., a Nevada corporation (the "Company"), appointed Ms. Jessica Smith as Interim Chief Financial Officer of the Company. Ms. Smith, 38, is a certified public accountant in the State of Arizona. Ms. Smith has served as the Chief Financial Officer of Airware Labs Corp. (OTCQB: AIRW) since December 2012 and as its Secretary and Treasurer since January 2013. Since 2008, she has also provided accounting and financial consulting services through her company, JS Accounting & Tax, PLLC. Ms. Smith is compensated $5,000 per month for her services to the Company and her employment is on an at-will basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EnergyTEK Corp.

Date: September 19, 2016	By: /s/ Jonathan R. Read
Name: Jonathan R. Read
Title: Chief Executive Officer